UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report: (Date of earliest event reported): March 28, 2022 (March 24, 2022)

Calyxt, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-38161	27-1967997
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2800 Mount Ridge Road

Roseville, MN 55113-1127

(Address and zip code of principal executive offices)

(651) 683-2807

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of exchange on which registered
Common Stock, par value $0.0001 per share	CLXT	The NASDAQ Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Form of PSU Agreement Under the Calyxt, Inc. 2017 Omnibus Incentive Plan

On March 24, 2022, Calyxt, Inc. (the “Company”) approved a new form of agreement for awards of performance stock units (“PSUs”) to be issued under the Calyxt, Inc. 2017 Omnibus Incentive Plan (the “Plan”). The form of performance stock unit agreement (the “PSU Agreement”) is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

Grant of Awards to Certain Officers

On March 24, 2022 (the “Grant Date”), the Company granted equity awards to certain of its employees pursuant to the Plan, including stock option awards (“stock options”), restricted stock units (“RSUs”) and PSUs (collectively, the “equity awards”). Mr. Michael Carr, President and Chief Executive Officer of the Company, received 490,000 stock options, 163,000 One-Year RSUs (as defined herein), 205,0000 Three-Year RSUs (as defined herein) and 205,000 PSUs. Mr. William Koschak, Chief Financial Officer of the Company, received 250,000 stock options, 119,700 One-Year RSUs, 100,000 Three-Year RSUs and 100,000 PSUs. Dr. Travis Frey, Chief Technology Officer of the Company, received 250,000 stock options, 105,650 One-Year RSUs, 100,000 Three-Year RSUs and 100,000 PSUs. Each of the equity awards were granted from the Plan as of the Grant Date.

The stock options have a term of ten years from the grant date, vesting in one-fourth installments on each of the first, second, third and fourth anniversaries of the Grant Date, and otherwise in accordance with the Company’s Form of Stock Option Agreement and the Plan. Certain of the RSUs granted will vest in full on January 1, 2023 (the “One-Year RSUs”) and otherwise in accordance with the Company’s Form of RSU Agreement and the Plan. The remaining RSUs granted (the “Three-Year RSUs”) will vest in one-third installments on each of the first, second and third anniversaries of the Grant Date. The PSUs have a three-year performance period of 2022, 2023, and 2024. Vesting and settlement of the PSUs will occur each year based on achievements of objectives approved by the Company’s Board of Directors (“Board”) for the applicable year; provided that, upon a change in control, the performance period shall be truncated, and the PSUs will vest and settle based on performance through such date, as determined by the Compensation Committee of the Board and otherwise in accordance with the Plan and the PSU Agreement. This description of the PSU Agreement does not purport to be complete and is qualified in its entirety by reference to Exhibit 10.1 to this Current Report on Form 8-K.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

10.1	Form of Performance Stock Unit Agreement

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, Calyxt, Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 28, 2022

CALYXT, INC.

By:	/s/ Michael A. Carr
Name:	Michael A. Carr
Title:	President and Chief Executive Officer